POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Alan P. Chodosh and Joseph Pickard, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the “Company”), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Company, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of November 9, 2011.

/s/ David Lerner

David Lerner

Chairman of the Board,

President and Director (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Alan P. Chodosh and Joseph Pickard, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the “Company”), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Company, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of November 9, 2011.

/s/ Richard Weinberger

Richard Weinberger

Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Alan P. Chodosh and Joseph Pickard, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the “Company”), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Company, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of December 8, 2011.

/s/ Allen Kaufman

Allen Kaufman

Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Alan P. Chodosh and Joseph Pickard, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the “Company”), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Company, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of November 9, 2011.

/s/ Daniel Lerner

Daniel Lerner

Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Alan P. Chodosh and Joseph Pickard, Esq., and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the “Company”), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Company, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of November 9, 2011.

/s/ Stanley Thune

Stanley Thune

Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Alan P. Chodosh, with full power to act, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the “Company”), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Company, to perform on behalf of the Company any and all such acts as such attorney-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorney-in-fact and agents, and any of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of November 9, 2011.

/s/ Joseph Pickard

Joseph Pickard

Chief Compliance Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph Pickard, Esq., with full power to act, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the “Company”), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Company, to perform on behalf of the Company any and all such acts as such attorney-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorney-in-fact and agents, and any of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the day of November 9, 2011.

/s/ Alan P. Chodosh

Alan P. Chodosh

Treasurer (Principal Financial Officer & Principal Accounting Officer)